UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2026
Date of Report (Date of earliest event reported)

Iris Acquisition Corp II

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43095	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

OT 09-31 Central Park Towers Offices Dubai International Financial Centre PO Box 941641 Dubai, United Arab Emirates	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +971-4-3966949

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IRABU	NYSE
Class A ordinary shares, par value $0.0001 per share	IRAB	NYSE
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IRABWS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 20, 2026, Iris Acquisition Corp II, a Cayman Islands exempted company (the “Company”), issued an unsecured promissory note in the aggregate principal amount of up to $250,000 (the “Note”) to individuals or entities listed on the Note (collectively, the “Payee”). Pursuant to the Note, the Payee agreed to loan to the Company an aggregate amount of up to $250,000 (the “Principal Amount”). Pursuant to the Note, the Principal Amount and the Additional Return (as described below) shall be payable on the earlier of (i) the date on which the Company consummates an initial business combination as such term is defined in the Company’s Amended and Restated Memorandum and Articles of Association (the “Business Combination”), or (ii) the date the Company liquidates if a Business Combination is not consummated. The Note bears no interest rate. The Note provides that, in the event a Business Combination is consummated (i) on or before December 31, 2027, the Company shall pay Payee, in addition to the Principal Amount, an amount equal to 150% of the Principal Amount or (ii) after December 31, 2027, the Company shall pay Payee, in addition to the Principal Amount, an amount equal to 250% of the Principal Amount (either such payment, the “Additional Return”).

In the event that the Company does not consummate a Business Combination, the Note will be repaid only from amounts remaining outside of the Company’s trust account, if any.

The proceeds of the Note will be used for the Company to pay various expenses of the Company and for general corporate purposes.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Promissory Note dated October 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2026

Iris Acquisition Corp II

	By:	/s/ Sumit Mehta
	Name:	Sumit Mehta
	Title:	Chief Executive Officer

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